BlackRock FundsSM
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Funds II
BlackRock AMT-Free Municipal Bond Portfolio
BlackRock Bond Portfolio
BlackRock Government Income Portfolio
BlackRock Managed Income Portfolio
BlackRock Bond Fund, Inc.
BlackRock High Income Fund
BlackRock Focus Value Fund, Inc.
BlackRock Global Growth Fund, Inc.
BlackRock Healthcare Fund, Inc.
BlackRock International Value Trust
BlackRock International Value Fund
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Fund
BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund
BlackRock Utilities & Telecommunications Fund, Inc.
Managed Account Series
High Income Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated April 1, 2011 to the Prospectuses of each Fund

     The Board of Directors/Trustees of each Fund has determined that it is in the best interests of each of the Funds (in this capacity each, a “Target Fund”) to enter into a reorganization transaction with another existing BlackRock Fund (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds

BlackRock Utilities & Telecommunications Fund, Inc.	BlackRock Equity Dividend Fund

BlackRock Focus Value Fund, Inc.	BlackRock Basic Value Fund, Inc.

BlackRock Small/Mid-Cap Growth Portfolio, a series	BlackRock Mid-Cap Growth Equity Portfolio, a series
of BlackRock FundsSM	of BlackRock FundsSM

BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio, a
series of BlackRock FundsSM

BlackRock International Value Fund, a series of	BlackRock International Fund, a series of BlackRock
BlackRock International Value Trust	Series, Inc.

BlackRock Global Growth Fund, Inc.	BlackRock Global Opportunities Portfolio, a series of
BlackRock FundsSM

BlackRock Short-Term Bond Fund, a series of	BlackRock Low Duration Bond Portfolio, a series of
BlackRock Short-Term Bond Series, Inc.	BlackRock Funds II

BlackRock Bond Portfolio, a series of BlackRock	BlackRock Total Return Portfolio II, a series of
Funds II	BlackRock Funds II

BlackRock Managed Income Portfolio, a series of	BlackRock Total Return Portfolio II, a series of
BlackRock Funds II	BlackRock Funds II

BlackRock Government Income Portfolio, a series of	BlackRock Intermediate Government Bond Portfolio, a
BlackRock Funds II	series of BlackRock Funds II

BlackRock High Income Fund, a series of BlackRock	BlackRock High Yield Bond Portfolio, a series of
Bond Fund, Inc.	BlackRock Funds II

High Income Portfolio, a series of Managed Account	BlackRock High Yield Bond Portfolio, a series of
Series	BlackRock Funds II

BlackRock Municipal Fund, a series of BlackRock	BlackRock National Municipal Fund, a series of
Municipal Bond Fund, Inc.	BlackRock Municipal Bond Fund, Inc.

BlackRock AMT-Free Municipal Bond Portfolio, a	BlackRock National Municipal Fund, a series of
series of BlackRock Funds II	BlackRock Municipal Bond Fund, Inc.

     In each Reorganization, all of the Target Fund’s assets would be transferred to the respective Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the respective Target Fund and shares of the respective Acquiring Fund. If the Reorganization is completed, shareholders of the Target Fund will receive shares of the respective Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the shares they held in the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations.

     Shareholders of each of BlackRock Bond Portfolio, BlackRock Government Income Portfolio and BlackRock Managed Income Portfolio, each a series of BlackRock Funds II, are not required to vote with respect to their Fund’s Reorganization. It is expected that shareholders of these Funds in May 2011 will be sent an Information Statement containing important information about the respective Acquiring Fund, outlining the differences between the applicable Target Fund and Acquiring Fund and containing information about the terms and conditions of the relevant Reorganization.

     Each Target Fund that is required to obtain a shareholder vote to complete its Reorganization expects to convene a special meeting of its shareholders on or about June 24, 2011, to vote on the approval of its Reorganization. Shareholders of record of each such Target Fund as of April 27, 2011 (the “Record Date”) are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization.

     Until a Reorganization is completed, each Target Fund will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Shareholders should retain this Supplement for future reference.